SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 22, 2016, is made by and among INDIANAPOLIS POWER & LIGHT COMPANY, an Indiana corporation (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), FIFTH THIRD BANK, as syndication agent, BMO HARRIS BANK N.A., as documentation agent and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the “Administrative Agent”) under the Credit Agreement referred to below:
WlTNESSETH:
WHEREAS, the Borrower, the Lenders, the agents and the Administrative Agent entered into the Credit Agreement dated as of May 6, 2014, as amended by a First Amendment thereto dated as of October 16, 2015 (collectively, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders modify the method used to determine the Applicable Margin on the pricing grid of the Credit Agreement based upon the senior unsecured long-term debt ratings of the Borrower; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.
NOW, THEREFORE, in consideration of their mutual covenants and agreements hereafter set forth, and intending to be legally bound, the parties hereto agree as follows:
ARTICLE I

Section 1.1
    Section 1.1 [Certain Definitions] of the Credit Agreement shall be amended to insert the following new definitions in the appropriate alphabetical order therein:
“Second Amendment shall mean that certain Second Amendment to Credit Agreement, dated as of April 22, 2016, among Borrower, the Lenders and Administrative Agent.”

“Second Amendment Effective Date shall mean the date that each of the conditions set forth in Section 2.3 of the Second Amendment has been satisfied to the satisfaction of the Administrative Agent.”

Section 1.2
    Amendment to Schedule 1.1(A). Schedule 1.1(A) [Pricing Grid – Variable Pricing and Fees Based on Borrower’s Rating] to the Credit Agreement is hereby amended and restated to read as set forth on the Schedule attached to this Amendment bearing such name and numerical reference.
ARTICLE II

Section 2.1
    No Other Amendments. Except as amended hereby, the terms and provisions of the Credit Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).
Section 2.2
    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Article 6 of the Credit Agreement, are true and correct on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representation and warranty shall be true and correct on and as of such date), and that no Event of Default, or Potential Default, has occurred or is continuing or exists on or as of the date hereof.
Section 2.3
    Conditions to Effectiveness. This Amendment shall become effective on the Second Amendment Effective Date upon execution and delivery to the Administrative Agent hereof by the Borrower, all of the Lenders and the Administrative Agent and the satisfaction of the following conditions precedents:
(a)
    Execution and Delivery of Amendment. The Borrower, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Administrative Agent.
(b)
    Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.

(c)
    Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.
Section 2.4
    Miscellaneous.
(a)
    This Amendment shall become effective as provided in Section 2.3.
(b)
    The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed, and shall, as so amended, remain in full force and effect. From and after the date that the amendments herein described take effect, all reference to the “Agreement” in the Credit Agreement and in the other Loan Documents, shall be deemed to be references to the Credit Agreement as amended by this Amendment.
(c)
    This Amendment shall be deemed to be a contract under the laws of the State of Indiana, and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.
(d)
    This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts. Each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one in the same instrument.
(e)
    For purposes of determining withholding Taxes imposed under FATCA, from and after the date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(f)
    This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Borrower under the Credit Agreement or any other Loan Document.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.
BORROWER:
INDIANAPOLIS POWER & LIGHT COMPANY
By:
Connie R. Horwitz
Assistant Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:
Tracy J. Venable
Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK, individually and as Syndication Agent

By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BMO HARRIS BANK N.A., individually and as Documentation Agent
By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.
By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.
By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION
By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK
By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK
By:

SCHEDULE 1.1(A)
PRICING GRID--
VARIABLE PRICING AND FEES BASED ON BORROWER’S RATING
The “Applicable Margin”, “Applicable Commitment Fee Rate” and “Applicable Letter of Credit Fee Rate” for any day are the respective rates per annum set forth below corresponding to the Status that exists on such day:

Level	Borrower’s Rating (Fitch/Moody’s/S&P)	Applicable Margin for LIBOR Loan	Applicable Margin for Base Rate Loan	Applicable Commitment Fee Rate	Applicable Letter of Credit Fee Rate
1	≥ A-/A3/A-	1.000%	0.000%	0.125%	1.000%
2	≥ BBB+/Baa1/BBB+	1.125%	0.125%	0.150%	1.125%
3	≥ BBB/Baa2/BBB	1.250%	0.250%	0.175%	1.250%
4	≥ BBB-/Baa3/BBB-	1.500%	0.500%	0.200%	1.500%
5	≥ BB+/Ba1/BB+	1.875%	0.875%	0.250%	1.875%
6	< BB+/Ba1/BB+	2.125%	1.125%	0.300%	2.125%

For purposes of this Schedule, the following terms have the following meanings:
“Fitch” means Fitch, Inc.
“Fitch Rating” means the rating assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of Fitch shall be disregarded. If Fitch does not maintain a senior unsecured debt rating for the Borrower, “Fitch Rating” shall mean the corporate credit rating assigned by Fitch to the Borrower. The rating in effect on any date is that in effect on the close of business on such date.
“Moody’s” means Moody’s Investors Service, Inc.
“Moody’s Rating” means the rating assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. If Moody’s does not maintain a senior unsecured debt rating for the Borrower, “Moody’s Rating” shall mean the corporate credit rating assigned by Moody’s to the Borrower. The rating in effect on any date is that in effect on the close of business on such date.
“Rating” means a Fitch Rating, Moody’s Rating or S&P Rating, as appropriate.
“Rating Agency” means Fitch, Moody’s or S&P, as appropriate.
“S&P” means Standard & Poor’s Ratings Group.
“S&P Rating” means the rating assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. If S&P does not maintain a senior unsecured debt rating for the Borrower, “S&P Rating” shall mean the corporate credit rating assigned by S&P to the Borrower. The rating in effect on any date is that in effect on the close of business on such date.
“Status” refers to the determination of which of Level 1 Status, Level 2 Status, Level 3 Status, Level 4 Status, Level 5 Status or Level 6 Status exists at any date.
For purposes of the foregoing, (a) if no Rating Agency shall have in effect a Rating, the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate will be set in accordance with Level 6; (b) if only one Rating Agency shall have in effect a Rating, the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate shall be determined by reference to the available Rating; (c) if only two of the Rating Agencies have in effect a Rating and such Ratings shall fall within different levels, the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate shall be based upon the higher Rating unless such Ratings differ by two or more levels, in which case the applicable level will be deemed to be one level below the higher of such levels; (d) if the Ratings shall fall within three different levels, then the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate shall be based upon one level above the mid-point between the highest and lowest Rating (or if such calculation does not yield an exact mid-point Rating, the higher of the two intermediate mid-point Ratings); (e) In the case where two of the ratings are in the equivalent rating category (the "Majority Rating") and the third rating is not, (i) if the third rating is no more than one rating category different from the Majority Rating, the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate corresponding to the rating category of the Majority Rating will apply; (ii) if the third rating is two or more rating categories higher than the Majority Rating, the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate for the rating one rating category higher than the Majority Rating will apply; and (iii) if the third rating is two or more rating categories lower than the Majority Rating, the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate for the rating one rating category lower than the Majority Rating will apply; (f) if any Rating shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the Rating Agency making such change.